UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

Amendment No. 1 to Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2007

TECHTARGET, INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	1-33472	04-3483216
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

117 Kendrick Street, Needham, MA 02494
(Address of Principal Executive Offices)   (Zip Code)

Registrant’s telephone number, including area code:  (781) 657-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Page

Item 9.01 Financial Statement and Exhibits	2
SIGNATURES	3
EXHIBIT INDEX	4
Ex-23.1 Consent of Grant Thornton LLP
Ex-99.1 Audited financial statements of KnowledgeStorm, Inc. for the years ended December 31, 2006 and 2005
Ex-99.2 Unaudited financial statements of KnowledgeStorm, Inc. for the nine months ended September 30, 2007 and 2006
Ex-99.3 Unaudited pro forma combined financial statements

Explanatory Note

On November 7, 2007, TechTarget, Inc. filed a Current Report on Form 8-K with the Securities and Exchange Commission, which excluded certain financial statements that were not available at the time of filing.  This Amendment No. 1 to Current Report on Form 8-K/A amends Item 9.01 to provide the required financial statements and pro forma financial information in connection with the acquisition of KnowledgeStorm, Inc.  Except as identified in the prior sentence, no other items included in the Current Report on Form 8-K have been amended.

Item 9.01 Financial Statement and Exhibits

(a)            Financial Statements of Businesses Acquired.
Attached hereto as Exhibit 99.1 and incorporated by reference herein is the audited balance sheet of KnowledgeStorm, Inc. as of December 31, 2006 and 2005 and the related statements of operations, changes in stockholders' deficit and cash flows for the years then ended and the notes to the financial statements, together with the report from the independent certified public accountants.

Attached hereto as Exhibit 99.2 and incorporated by reference herein is the unaudited balance sheet of KnowledgeStorm, Inc. as of September 30, 2007, the related statement of changes in stockholders' deficit for the nine months then ended, the related statements of operations and cash flows for the nine months ended September 30, 2007 and 2006, and the notes to the financial statements.

(b)            Pro Forma Financial Information.
Attached hereto as Exhibit 99.3 and incorporated by reference herein is the unaudited pro forma combined balance sheet of TechTarget, Inc. and KnowledgeStorm, Inc. as of September 30, 2007, the unaudited pro forma combined statement of operations of TechTarget, Inc. and KnowledgeStorm, Inc. for the year ended December 31, 2006 and the unaudited pro forma combined statement of operations of TechTarget, Inc. and KnowledgeStorm, Inc. for the nine months ended September 30, 2007.

(d)            Exhibits.
See Exhibit Index attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TechTarget, Inc.

Date: January 22, 2008	By:	/s/ Eric Sockol
Eric Sockol
Treasurer and Chief Financial Officer

EXHIBIT INDEX

Number	Title

23.1	Consent of Grant Thornton LLP

99.1	Audited financial statements of KnowledgeStorm, Inc. as of and for the years ended December 31, 2006 and 2005

99.2	Unaudited financial statements of KnowledgeStorm, Inc. for the nine months ended September 30, 2007 and 2006

99.3	Unaudited pro forma combined financial statements for TechTarget, Inc. and KnowledgeStorm, Inc.